Exhibit 10.139

**** CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

SEVENTH AMENDMENT TO

CONTRACT FOR ALASKA ACCESS SERVICES

This Seventh Amendment (“Seventh Amendment”) to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 17th day of January, 2007, (“Effective Date”), between SPRINT COMMUNICATIONS COMPANY L. P., a Delaware Limited Partnership, (hereinafter referred to as ”Sprint” ) and GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary GCI COMMUNICATION CORP., both Alaska corporations (together “GCI”).

BACKGROUND
1.	GCI and Sprint entered into a FIFTH AMENDMENT AND RESTATEMENT TO

CONTRACT FOR ALASKA ACCESS SERVICES (“Agreement”), effective as of

January 22”, 2005.

2.          GCI and Sprint entered into a SIXTH AMENDMENT to the Agreement to address changes in term renewal notification and service migration to an alternate provider, effective as of September 20, 2006.

3.           Sprint and GCI desire to amend the Agreement to reflect changes in terms, rates and discounts.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are here by acknowledged, GCI and Sprint agree as follows:

1.	The following new paragraph is hereby added to Section 2(B) Charges:

e. ****: GCI will transport to or from **** each portion of Sprint's **** at $**** to **** locations where Sprint does not have ****.  The **** traffic that **** to locations where Sprint has **** will be included in the **** to determine the **** to serve each community.  **** traffic will be included in the **** on the **** route.   GCI will **** on the Sprint **** traffic.  The **** traffic **** will be determined by the **** Sprint.

**** CONFIDENTIAL TREATMENT REQUESTED

2.	Section 2(B)(4)(b), Sprint Alaska **** and **** Service, is hereby deleted and replaced with the following:

(b) During the term of the Agreement, GCI will provide Sprint a **** of the **** charges for circuits sold in increments of ****. In addition, GCI will provide Sprint **** on all Sprint **** Port and **** charges. Collectively, these two (2) **** shall be referred to as the “Sprint ****”. The Alaska **** Contract **** will be applied to the next monthly invoice.

3.	The following new paragraph is hereby added to Section 2(4) Sprint Alaska **** and **** Service:

(k) GCI will **** it leases to Sprint by ****.  This will include both Sprint-**** network routes and ****. This **** shall be referred to as the "Sprint ****".

4.	Section 3, TERM, is hereby deleted and replaced with the following:

Term. All services provided in this Agreement shall be for a term ending March 31, 2009, except otherwise stated herein. The term shall be automatically extended for two (2) one (1) year periods through and including March 31, 2011, unless either Party elects to cancel the renewal by providing written notice of non-renewal at least ninety (90) days prior to the commencement of any renewal period.

This Seventh Amendment together with the Agreement and the Sixth Amendment is the complete agreement of the Parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by authorized representative of both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Amendment as of the Effective Date.

SPRINT COMMUNICATIONS COMPANY

By: /s/ Gary Lindsey

Printed Name: Gary Lindsey

Title: Director Access Solutions

GCI COMMUNICATION CORP.

By: /s/ Richard Westlund

Printed Name: Richard Westlund

Title: Senior Vice President & General Manager, Carrier Services